AAM/Bahl & Gaynor Income Growth Fund
AAM/Cutwater Select Income Fund
(each, a "Fund," and together, the "Funds")
A series of Investment Managers Series Trust

Supplement dated January 26, 2015 to the Summary Prospectus dated November 3, 2014 and the
Prospectus and Statement of Additional Information ("SAI") dated November 1, 2014

The following is added to the sub-section titled "Portfolio Managers" on page 5 of the AAM/Bahl & Gaynor Income Growth Fund's Summary Prospectus and page 8 of the statutory Prospectus:

Portfolio Managers
Name and Title (Bahl & Gaynor)	Managed the Fund Since:
James E. Russell, Jr., CFA, Portfolio Manager	Since January 2015

The following is added to the sub-section titled "Portfolio Managers"in the "Management of the Fund" section on page 23 of the Funds' statutory Prospectus:

James E. Russell, Jr., CFA, is Vice President of the Sub-advisor. Mr. Russell is responsible for portfolio management, investment research of the health care sector and client services. Prior to joining Bahl & Gaynor in 2014, Mr. Russell was Senior Equity Strategist and Regional Investment Director of US Bank Wealth Management. He joined US Bank Wealth Management in 2007 and was promoted to Managing Director and Senior Vice President over the course of his tenure until departing in 2014.  From 1994 through 2007 he was Managing Director and Vice President at Fifth Third Bank and Fifth Third Asset Management. Mr. Russell earned an M.B.A from Emory University and a B.S. from Centre College of Kentucky.
The following replaces the information under the sub-section titled "Conversion of Shares" in the "Your Account with the Funds" section on page 43 of the Funds' statutory Prospectus:

Conversion of Shares
Additionally, you may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Advisor or the Distributor specific for this purpose. In such instance, your shares may be automatically converted under certain circumstances. Generally, Class A and C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information. Not all share classes are available through all intermediaries.

If your shares of a Fund are converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion

Please file this Supplement with your records.

The following paragraph replaces the 1st paragraph to the sub-section titled "AAM/Cutwater Select Income Fund" in the "Sub-Advisors" section on page B-35 of the SAI:

AAM/Cutwater Select Income Fund
Cutwater Investor Services Corp., 113 King Street, Armonk, New York 10504 is the sub-advisor for AAM/Cutwater Select Income Fund.  On January 2, 2015 BNY Mellon acquired Cutwater Holdings, LLC, the parent company of the sub-advisor. .As a result of this transaction, Cutwater Investor Services Corp. is now an indirect wholly-owned subsidiary of BNY Mellon.
The following is added to the sub-section titled "Other Accounts Managed by the Portfolio Managers" beginning on page B-37 of the SAI:

The Sub-Advisors

James E. Russell, Jr., CFA
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	None	$0	None	$0
Other Pooled Investments	None	$0	None	$0
Other Accounts	1,819	$13.2 billion	None	$0

The following is added to the sub-section titled "Ownership of the Fund by the Portfolio Managers" on page B-40 of the SAI:

Name of Portfolio Manager	Dollar Range of Fund Shares Owned
James E. Russell, Jr., CFA	None

Please file this Supplement with your records.